UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2009 lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2285 Clark Drive Vancouver, British Columbia Canada,	V5N 3G9

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On June 11, 2009, lululemon athletica inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended May 3, 2009 and certain other information. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 9:00 a.m. EST on June 11, 2009 to discuss financial results.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Announces First Quarter Fiscal 2009 Results”, issued by the Company on June 11, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
Dated: June 10, 2009	/s/ John E. Currie
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Announces First Quarter Fiscal 2009 Results”, issued by the Company on June 11, 2009.